U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 14A

Commission File Number 0-08507

BROADBAND WIRELESS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA                                                 75-1441442

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(State or other jurisdiction of      I.R.S. Employer Identification No.

 incorporation or organization)

8290 WEST SAHARA, SUITE #270, LAS VEGAS 89117

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(Address of principal executive offices) (Zip Code)

(702) 314-6900

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Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $.0125 par value per share"

Broadband Wireless International Corporation

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of Broadband Wireless International Corporation (BBAN or the "Company") for use at a Special Emergency Meeting of Stockholders ("Special Meeting") to be held Friday, November 19, 2004, at 3:30 p.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the CMX Studios located at 4290 Las Vegas Studios Court; Las Vegas, Nevada 89103. The Company's principal executive offices are located at 2304 North Interstate Drive, Norman, Oklahoma 73072; and its main telephone number is (702) 314-6900. These proxy solicitation materials were mailed on or before October 27, 2004, to all stockholders entitled to vote at the Special Meeting.

Record Date and Outstanding Shares

     Stockholders of record at the close of business on October 15, 2004 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting. At the Record Date, 337,281,638 shares of the Company's $0.0125 par value Common Stock ("Common Stock") were outstanding. The closing price on OTB-BB for the Common Stock on the Record Date, as reported by Yahoo finance was $.01 per share. Due to the current legal dispute, a list of beneficial shareholders cannot be completely determined until the court can render its verdict.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company before the Special Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

Voting and Solicitation

     On all matters each share has one vote. The cost of soliciting proxies will be borne by the Company. Certain of the Company’s directors, officers and regular employees, without additional compensation, personally, may solicit proxies by telephone or telegram.

PROPOSAL

Election of Board of Directors

Purpose of Election

     Shareholders are being asked to choose between two groups as the board of Directors for the Company.

     On May 12, 2004, the Company filed suit in Nevada District Court against Enhancement Holdings, LLC, Paul Harris, Benjamin Stanley and John Walsh for fraud, negligent misrepresentation, breach of contract and rescission.  The suit was removed to the United States District Court for the District of Nevada on May 19, 2004.  The lawsuit arises out of an agreement between the Company and Enhancement Holdings, LLC pursuant to which Enhancement Holdings, LLC had agreed to provide a guaranty to facilitate the acquisition of a line of credit for the Company.  On June 8, 2004 the court entered a temporary restraining order enjoining Paul Harris, Benjamin Stanley and John Walsh from holding themselves out as officers and/or directors of the Company and prohibiting them from selling or transferring any shares in the Company.  On June 16, 2004 the court entered a preliminary injunction to the same effect.  After a further hearing before the court on July 22, 2004, the court ordered that the preliminary injunction be dissolved to the extent that it prohibited Paul Harris, Benjamin Stanley and John Walsh from holding themselves out as directors of the Company.  The court also ordered the Company to hold a special shareholders election to determine who should serve as the Company’s directors.

The result of the vote will leave seats on the board filled by either the group of Dr Ronald Tripp, Michael Williams and Keith McAllister or the group from Enhancement Holdings, LLC: Paul Harris, Ben Stanley and John Walsh. The group that loses the vote will be removed from the board.

Vote Required

     The affirmative vote of a majority of the outstanding voting shares of the Company, together with the affirmative vote of a majority of the required quorum, is required for the election of directors to the Company, at the November 19, 2004 Special Meeting of Shareholders. Each share may vote once either for one group or the other. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but has no other effect under Nevada law in the tabulation of votes. Only one group can be voted for; proxies received with votes for both or neither party will be disqualified but will count as votes in the quorum.

Recommendation of the Board of Directors

The Board of Directors cannot give a recommendation. It is up to the shareholders as to the election of the new board.

OTHER MATTERS

     The Company knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors selected by this Meeting may recommend.

     Only stockholders of record at the close of business on October 15, 2004 are entitled to notice of and to vote at the Special Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may revoke their Proxy and vote in person, even though he or she has returned a Proxy.

Darwin Payton

President

Las Vegas, Nevada

October 15, 2004

Exhibits (None)

    The Board of Directors solicits this proxy for the Special Meeting of Stockholders—November 19, 2004

The undersigned hereby appoints Dr Ronal Tripp, CEO and Darwin Payton, President of Broadband Wireless International Corporation, to vote for and on behalf of the undersigned at the Special Meeting of Stockholders of the Company to be held on November 19, 2004, and any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said individual and proxies are instructed to vote as follows:

THIS PROXY CARD MUST BE SIGNED

This proxy when properly executed will be voted in the manner directed herein.

If no direction is made, this proxy will be voted FOR the items specified below. Only one group can be chosen-proxies received with votes for both or neither party will be disqualified but will count as votes in the quorum.

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1. To elect as directors:

   NOMINEES: (01) Dr. Ron Tripp, (02) Michael Williams,

             (03) Keith McAllister

                 FOR     [    ]

   NOMINEES: (01) Paul Harris, (02) Ben Stanley,

             (03) John Walsh

                 FOR     [    ]

ABSTAIN  [   ]

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Dated:                          , 2004

(signed)_______________________________________

        By:

(signed)_______________________________________

By:

Please sign exactly as your name appears below.  Please give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc. For an account in the name of two or more persons, each should sign. If a Corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING. YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.